UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                October 18, 2005

                             MACROCHEM CORPORATION
             (Exact name of registrant as specified in its charter)


         Massachusetts                     0-13634               04 2744744
(State or other jurisdiction of    (Commission file number)    (IRS employer
 incorporation or organization)                                identification
                                                                   number)


            110 Hartwell Avenue, Lexington, Massachusetts 02421-3134
       ------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (781) 862-4003

                                       N/A
       -------------------------------------------------------------------
          (Former name or former address, if changed since last report)

                           __________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)
___Soliciting material pursuant to rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)
___Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))
___Pre-commencement communications pursuant to rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

ITEM 3.01. NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

     MacroChem Corporation received a Nasdaq Staff Determination on October 18, 2005 indicating that the Company does not comply with the minimum bid price requirement for continued listing set forth in Marketplace Rule 4310(c)(4) and that its securities are, therefore, subject to delisting from The Nasdaq SmallCap Market. The Staff Determination also indicates that, because the Staff believes the Company has a nominal operating business, is a "public shell," and lacks sufficient economic resources to operate beyond November 2005, the Staff has determined that MacroChem's securities are also subject to delisting from The Nasdaq SmallCap Market under Marketplace Rule 4300.
     The Company has requested a hearing before a Nasdaq Listing Qualifications Panel to review the Staff Determination. The hearing request will stay the delisting of the Company's securities, which will continue trading on The Nasdaq SmallCap Market pending the Panel's decision. There can be no assurance that the Company will be able to regain compliance with Nasdaq listing requirements nor can there be any assurance that the Nasdaq Listing Qualifications Panel will grant the Company's request for continued listing. If the Company's common stock is delisted from The Nasdaq SmallCap Market, it may become eligible thereafter for quotation on the Over-The-Counter Market on the NASD Electronic Bulletin Board or in the "pink sheets" maintained by the National Quotation Bureau, Inc.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             MACROCHEM CORPORATION



Dated:  October 24, 2005     By: /s/ Bernard R. Patriacca
                                ----------------------------------------------
                                Name:  Bernard R. Patriacca
                                Title: Vice President, Chief Financial Officer
                                       and Treasurer